ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Supplement dated October 13, 2015
 to the Prospectus dated April 27, 2015,
 as supplemented May 20, June 22, August 21, August 25, and September 11, 2015

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

AZL® Boston Company Research Growth Fund
Effective December 31, 2015, the Fund's policy to invest, under normal conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in stocks that are included in a widely recognized index of stock market performance will be deleted.
AZL® JPMorgan International Opportunities Fund
Effective December 31, 2015, the Fund's policy to invest, under normal conditions, at least 80% of its net assets in equity investments will be deleted.
AZL® Oppenheimer Discovery Fund
Effective December 31, 2015, the Fund's policy to invest, under normal conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of U.S. companies with small market capitalizations will be deleted.

AZLPRO-007-0415